Exhibit 99.1

Liminatus Pharma and Iris Acquisition Corp Announce Completion of Business Combination

La Palma, California and Grand Cayman, Cayman Islands, April 30, 2025 – Liminatus Pharma, LLC (“Liminatus” or the “Company”), a pre-clinical stage biopharmaceutical company developing novel, immune-modulating cancer therapies, and Iris Acquisition Corp (“Iris”), a special purpose acquisition company backed by Arrow Capital, announced today the completion of their previously announced business combination (the “Business Combination”).

The combined company has been renamed Liminatus Pharma, Inc., and its common stock and warrants are expected to commence trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the new ticker symbols “LIMN” and “LIMNW”, respectively, on May 1, 2025. The Business Combination was approved at a special meeting of Iris’s stockholders on March 4, 2025.

Liminatus is developing novel cancer therapies that exploit the body’s immune system. The Company’s clinical candidate is a humanized anti CD47 monoclonal antibody. The next generation CD47 checkpoint inhibitor’s (code name: IBA101) initial indication is expected to be patients with advanced solid cancers including non-small cell lung cancer.

“Today is a big day for our company. We are grateful to all participants in this business combination for sharing our vision,” said Chris Kim, Chief Executive Officer of Liminatus.

“We are proud to have successfully completed our business combination with Liminatus and to support their next chapter as a Nasdaq-listed company,” said Sumit Mehta, Chief Executive Officer of Iris. “This milestone marks the beginning of an exciting journey, and we believe Liminatus is poised to drive transformative impact and innovation in its field.”

The Company will be led by Chief Executive Officer, Chris Kim; Chief Financial Officer, Scott Dam; and Chief Science Officer, Mr. Byong C. Yoo.

Holland & Knight LLP served as legal advisor to Iris. Loeb & Loeb LLP served as legal advisor to Liminatus. Raymond James served as financial advisor to Liminatus.

About Liminatus

Liminatus (Nasdaq: LIMN, LIMNW) is pre-clinical stage biopharmaceutical company developing novel, immune-modulating cancer therapies. The Company’s candidate IBA101, is a humanized anti CD47 monoclonal antibody. The next generation CD47 checkpoint inhibitor’s initial indication is expected to be patients with advanced solid cancers including non-small cell lung cancer. The Company’s vision is to develop a broad array of transformative therapies for cancer patients as a leading global biopharmaceutical company.

About Iris

Iris Acquisition Corp is a blank check company, led by Sumit Mehta and Lisha Parmar, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Iris’s Board of Directors includes Nicholas Fernandez (Chief Operating Officer and Chief Financial Officer of Athanor Capital), Rohit Nanani (Founder and CEO of Arrow Capital), Richard Peretz (former chief financial officer and treasurer of UPS) and Manish Shah (Senior Managing Director at Palladius Capital Management, and Principal at Two Kings Mgmt LLC).

For more information, please contact:

For Liminatus:
Chris Kim, Chief Executive Officer

chris@liminatus.com

For Iris:
Lisha Parmar, Chief Financial Officer
lisha.parmar@arrcap.com

Forward-Looking Statements

Certain statements in this press release constitute forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding management’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	the potential liquidity and trading of Liminatus’s securities ;

•	the ability of Liminatus to raise financing in the future;

•	the outcome of any legal proceedings that may be instituted against Iris or Liminatus related to the Business Combination;

•	the attraction and retention of qualified directors, officers, employees and key personnel of Liminatus following the Business Combination;

•	the ability of Liminatus to execute its business plans and strategy;

•	the ability of Liminatus to compete effectively in a highly competitive market;

•	the competition from larger pharmaceutical and biotechnology companies that have greater resources, technology, relationships and/or expertise;

•	the success of competing therapies and products that are or may become available;

•	the costs, timing, and results, of Liminatus’s preclinical studies and clinical trials, as well as the number of required trials for regulatory approval and the criteria for success in such trials;

•	potential delays and uncertainties in Liminatus’s anticipated timelines and milestones and additional costs associated with the impact of the residual effects of the coronavirus pandemic on its clinical trial operations;

•	legal and regulatory developments in the United States, or U.S., and foreign countries, including any actions or advice that may affect the design, initiation, timing, continuation, progress or outcome of clinical trials or result in the need for additional clinical trials;

•	cost of complying with current laws and regulations and any changes in applicable laws or regulations;

•	the ability to protect and enhance Liminatus’s corporate reputation and brand;

•	the impact from future regulatory, judicial, and legislative changes in Liminatus’s industry;

•	the ability of Liminatus to obtain and maintain regulatory approval of any of its product candidates;

•	the ability of Liminatus to research, discover and develop additional product candidates;

•	risks related to manufacturing active pharmaceutical ingredients, drug product, and other materials we need;

•	the performance of third parties upon which Liminatus depends, including contract research organizations, contract manufacturing organizations, contract laboratories, and independent contractors;

•	the ability of Liminatus to grow and manage growth profitably;

•	the ability of Liminatus to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	the ability of Liminatus to limit its exposure under product liability lawsuits;

•	the inability to develop and maintain effective internal controls;

•	the impact of pandemics and other similar disruptions in the future;

•	those factors set forth in documents of Iris and Liminatus filed, or to be filed, with SEC; and

•	other factors that the Iris and Liminatus may not have currently identified or quantified.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects. Future developments affecting Iris or Liminatus may not be those that either Iris or Liminatus have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Iris and Liminatus) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Iris and Liminatus undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

In addition, statements that “we believe” and similar statements reflect beliefs and opinions on the relevant subject. These statements are based upon information available to Iris and Liminatus as of the date of this press release, and while Iris and Liminatus believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that Iris and Liminatus have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements as predictions of future results. Liminatus’s actual future results may be materially different from what it expects. Iris and Liminatus qualify all forward-looking statements by these cautionary statements.